                                                  UNITED STATES
                                       SECURITIES AND EXCHANGE COMMISSION
                                             WASHINGTON, D.C. 20549

                                                    FORM 8-K

                                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                 March 28, 2006
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                                          THE PHOENIX COMPANIES, INC.
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                             (Exact name of registrant as specified in its charter)

              Delaware                                  1-16517                                06-1599088
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    (State or other jurisdiction                (Commission File Number)                      (IRS Employer
         of incorporation)                                                                 Identification No.)

               One American Row, Hartford, CT                                          06102-5056
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          (Address of principal executive offices)                                     (Zip Code)

         Registrant's telephone number, including area code:                             (860) 403-5000
                                                                            -----------------------------------

                                                 Not Applicable
                          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
___Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
___Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
___Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.        Regulation FD Disclosure

         On March 28, 2006, The Phoenix Companies, Inc. issued a joint press release announcing a strategic alliance with Harris Investment Management, Inc. A copy of the press release is attached hereto as Exhibit
99.1. and incorporated in this Item 7.01 by reference.

Item 9.01.        Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.       Description

99.1              Press release of The Phoenix Companies, Inc., issued on March 28, 2006.

                                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     THE PHOENIX COMPANIES, INC.

Date:  March 28, 2006                                By: /s/ Tracy L. Rich
                                                         -------------------------------------------------
                                                         Name:  Tracy L. Rich
                                                         Title: Executive Vice President and
                                                                General Counsel

                                                  EXHIBIT INDEX

Exhibit No.       Description

99.1              Press release of The Phoenix Companies, Inc., issued on March 28, 2006.

                                                                                                   Exhibit 99.1

           [LOGO] HARRIS(TM)                                                    [LOGO] PHOENIX

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                                                                                          FOR IMMEDIATE RELEASE

Harris and The Phoenix Companies Agree to Strategic Alliance on Insight Funds Management and Distribution

CHICAGO and HARTFORD, CT March 28, 2006 - Harris Investment Management, Inc. and The Phoenix Companies, Inc.
(NYSE: PNX) today announced a strategic alliance in which Phoenix will become the investment adviser, distributor and administrator of the Harris Insight® Funds, and Harris Investment Management will continue to manage the majority of the Insight Funds. In addition, Harris Investment Management will become subadviser to several existing PhoenixFundsSM.

Harris and Phoenix expect to finalize the arrangement during the second quarter of 2006 pending approval by
Harris Insight Funds and PhoenixFunds shareholders and certain other customary conditions. The Harris Insight
Funds will be renamed Phoenix-Insight Funds and, upon completion, will increase Phoenix's equity and fixed income mutual fund assets to $11.3 billion and money market assets to $7.3 billion, based on assets at February
28, 2006.

Harris Insight Funds is a family of 19 funds with more than $10.5 billion in assets under management, including approximately $2.4 billion in equity, $936.8 million in fixed income, and $7.2 billion in money market assets at February 28, 2006.

Harris Investment Management remains a part of the BMO Financial Group (NYSE, TSX: BMO) Private Client Group
and will continue to offer investment advisory services to institutional clients such as pension funds or other mutual funds, including certain of the BMO Mutual Funds.

PhoenixFunds is a family of 51 funds consisting of a mix of wholly-owned asset managers and subadvisers.
Harris Investment Management already acts as subadviser to the Phoenix Total Value Fund and will become the largest of the subadvisers once this arrangement is finalized.

"This new relationship with Harris adds top performing funds that complement our existing style offerings.  It is a significant step in our growth strategy to continue expanding our product line with a combination of our own funds and subadvised strategies and follows several previous smaller, successful fund adoptions," said
Daniel T. Geraci, executive vice president, The Phoenix Companies, and president and chief executive officer of
Phoenix Investment Partners.

"This is truly a best-of-both-worlds situation in that Harris Investment Management will continue to provide portfolio advisory services and the Funds will benefit from the strong distribution and administrative capabilities of Phoenix," said William O. Leszinske, president and chief investment officer, Harris Investment
Management.

About Harris
Harris is an integrated financial service organization providing more than 1 million personal, business, corporate and institutional clients with banking, lending, investing and financial management solutions. The community banking network of Harris is one of the largest in Illinois, with 200 full-service locations throughout Chicagoland and Northwest Indiana and more than 500 Harris-branded ATMs.
Under the Harris trademark is Harris Private Bank, which offers customized banking and lending, financial planning, trust and estate administration, wealth transfer and family office services; and Harris Nesbitt, a premier mid-market corporate and investment bank delivering investment and corporate banking, treasury services, market risk management, institutional investing and research. Harris is a member of BMO Financial
Group (NYSE, TSX: BMO). For more information, please visit www.theharris.com.

About Phoenix
The Phoenix Companies, Inc. (NYSE: PNX) is a leading provider of life insurance, annuity and asset management products for the accumulation, preservation and transfer of wealth. Phoenix Investment Partners, Ltd. is its principal asset management subsidiary, with $37.4 billion in third party assets under management as of December
31, 2005. Phoenix Investment Partners provides individuals and institutions with disciplined money management through a number of investment affiliates, and offers managed accounts, mutual funds, institutional asset management, closed-end funds and alternative financial products. For more information on Phoenix, visit
www.PhoenixWM.com

Contacts:

     Phoenix                                                        Harris
     Media: Alice S. Ericson, 860-403-5946 or                       Media: Amy Yuhn, 312-461-6055 or
     alice.ericson@phoenixwm.com                                    amy.yuhn@harrisbank.com
     Investors: Peter A. Hofmann, 860-403-7100 or                   Investors: Steve Bonin, 416-867-5452 or
     pnx.ir@phoenixwm.com                                           steven.bonin@bmo.com

For more complete information about Phoenix funds obtain a current prospectus by contacting your financial representative, calling 1-800-417-4769 or visiting PhoenixFunds.com. For more complete information about
Harris Insight Funds, please call 1-800-982-8782 or visit www.harrisinsight.com for a prospectus. Investor's should consider the fund's investment objectives, charges, expenses and risks carefully before you invest. This and other information about the Fund is contained in the prospectus. Please read the prospectus carefully before you invest or send money.

Phoenix funds are distributed by Phoenix Equity Planning Corporation, member NASD and subsidiary of Phoenix
Investment Partners, Ltd., a member of The Phoenix Companies, Inc.

Harris and Harris Private Bank are trademarks used by various financial service providers in the BMO Financial
Group, a marketing name used by Bank of Montreal. Banking products and services are provided by Harris N.A. and
The Harris Bank N.A. Members FDIC. Insurance and annuities are offered through Harris Bancorp Insurance
Services, Inc (HBIS). Securities are provided by Harris Nesbitt Corp (HNC), a registered broker dealer, member
NYSE, NASD and SIPC. HBIS and HNC are wholly owned subsidiaries of Harris Financial Corp. The purchase of insurance or an annuity is not a condition on any bank loan or service. Financial planning and investment advisory services are provided by Sullivan, Bruyette, Speros & Blayney, Inc., an SEC registered investment adviser. Family office

services are provided by Harris myCFO, Inc. Investment advisory services are also offered by Harris myCFO
Investment Advisory Services LLC, an SEC registered investment adviser and a wholly-owned subsidiary of Harris
myCFO, Inc. Insurance and investment products NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY, NOT A
DEPOSIT OF OR GUARANTEED BY ANY BANK OR BANK AFFILIATE, MAY LOSE VALUE. Not all products and services are offered in every state and/or location.

Harris Insight Funds distributed by PFPC Distributors, Inc.

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